                                                                    EXHIBIT 99.1

Contact:
Keith Glover
Chief Financial Officer
Proxim Corporation
408-731-2700

         PROXIM CORPORATION REPORTS FIRST QUARTER 2003 FINANCIAL RESULTS

SUNNYVALE, CALIF., APRIL 15, 2003 - Proxim Corporation (Nasdaq: PROX) announced today financial results for the first quarter ended March 28, 2003, consistent with preliminary results that were announced on April 3, 2003. Total revenue for the first quarter of 2003 was $40.0 million, including product revenue of $34.0 million and license revenue from the previously announced patent settlement with Intersil Corporation of $6.0 million. This compares to revenue of $25.4 million for the first quarter of 2002. The 2002 financial results include the results of the former Western Multiplex Corporation for the period from January 1, 2002 to March 29, 2002, and the results of the former Proxim, Inc., for the period from March 27, 2002 to March 29, 2002, in accordance with Generally Accepted Accounting Principles (GAAP) in the United States.

The GAAP net loss attributable to common stockholders for the first quarter of 2003 was $(10.8) million, or $(0.09) per share, compared to the GAAP net loss of $(58.6) million, or $(0.96) per share for the first quarter of 2002. Reporting of the net loss attributable to common stockholders reflects accretion of redemption value of Series A Preferred Stock issued during the third and fourth quarters of 2002.

Excluding the charges discussed below, and the amortization of goodwill and intangible assets and deferred stock compensation in the respective periods, the non-GAAP, or pro forma, net loss for the first quarter of 2003 was $(2.6) million, or $(0.02) per share, compared to the pro forma net loss of $(1.8) million, or $(0.03) per share for the first quarter of 2002.


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During the first quarter of 2003, the Company recorded charges of $5.5 million related to the amortization of purchased intangibles and $1.5 million related to the accretion of Series A Preferred Stock redemption obligations. In addition, the pro forma results for the first quarter of 2003 include a benefit for income taxes of $1.1 million, reflecting potential net operating loss carryforwards resulting from our operating loss during the period.

During the first quarter of 2002, the Company recorded the following charges and provisions: restructuring charge related to reductions in workforce and certain facilities closures totaling $35.4 million; charge for purchased in-process research and development totaling $4.5 million; a provision for excess and obsolete inventory of $12.7 million recorded as cost of revenue; a provision for deferred tax assets of $3.2 million; and amortization of goodwill, intangible assets and deferred stock compensation of $0.4 million. In addition, the pro forma results for the first quarter of 2002 include a benefit for income taxes of $0.6 million, reflecting potential net operating loss carryforwards resulting from our operating loss during the period.

As of March 28, 2003, cash, including cash equivalents, marketable securities and restricted cash was $18.9 million, as compared to $19.5 million as of December 31, 2002.

Product revenue in North America during the first quarter of 2003 was $17.1 million, a decline of approximately 48% compared to the fourth quarter of 2002, while product revenue from international customers was $16.9 million, or approximately flat compared to the prior quarter. The results for the first quarter of 2003 reflect the impact of the weak U. S. economy compounded by war-delayed purchasing decisions. This resulted in reduced demand for the Company's products in both the wireless wide area network (WWAN) and the wireless local area network (WLAN) products. Sales of Telco WWAN products and OEM WLAN products were particularly weak during the first quarter, and business visibility is limited at this time.


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As a result of the reduced demand for the Company's products during the first quarter of 2003 and the limited business visibility, the Company is planning to take actions to reduce its operating expenses during the second quarter of 2003, and decrease its quarterly revenue breakeven point. Management is also reviewing the revenue outlook for the second and third quarters of 2003, including the expected product mix and gross margins, and evaluating alternative expense savings measures in an effort to return the Company to profitability during this period. This review, evaluation and implementation is expected to be completed during the second quarter of 2003. Accordingly, the effects of these measures are expected to be realized in the third quarter of 2003.

CONFERENCE CALL INFORMATION

Today's call begins at 5:00 PM Eastern/2:00 PM Pacific Time.

DIAL-IN INFORMATION:

To listen to the conference call via telephone, dial 913-981-5508 at least five minutes prior to the scheduled start time.

WEBCAST INFORMATION:

To listen to the webcast, go to www.proxim.com, and click on the link titled "Proxim Corporation Q1 2003 Earnings Call."

The minimum requirements to listen include sound capabilities on your personal computer and installation of RealPlayer software available at no cost for Windows 95/98, Windows 3.1, Windows NT, Macintosh, and UNIX systems from Real Audio, www.real.com.

The call will be archived immediately following the conference call and will remain available at http://investor.proxim.com . Additionally, the conference call will be available on a recorded telephone archive by calling toll free 888-203-1112 and entering pass code 546866, beginning Tuesday, April 15, 2003 at 8:00 PM, Eastern Time until 11:00 PM Eastern Time on Tuesday, April 22, 2003. For international callers, the


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recorded telephone archive is available by calling the following toll number:
719-457-0820 and entering pass code 546866.

ABOUT PROXIM

Proxim Corporation is a leader in wireless networking. It is the only company exclusively focused on both high-performance indoor and outdoor wireless networking, with the broadest range of wireless infrastructure and clients products in the world. Proxim's award-winning line of ORiNOCO wireless local area network (WLAN) products support all Wi-Fi standards and provide unsurpassed computing mobility and security. Its line of Tsunami wireless wide area network
(WWAN) Ethernet bridges reliably connect networks between locations up to 40 miles apart, and with speeds up to 860 Mbps. The company also makes Lynx, a line of microwave radios used for cellular backhaul. Proxim Corporation was created by the merger of Proxim, Inc. and Western Multiplex Corporation in March 2002. Its web site is www.proxim.com/newproxim.

SAFE HARBOR

This press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning: Proxim's plans to take actions to reduce its operating expenses during the second quarter of 2003, and decrease its quarterly revenue breakeven point; review of the revenue outlook for the second and third quarters of 2003, including the expected product mix and gross margins; evaluation of alternative expense savings measures to return the Company to profitability during this period; the expected completion of the review, evaluation and implementation of expense reduction measures during the second quarter of 2003; and the expectations regarding the effects of these expense reduction measures in third quarter of 2003. Forward-looking statements involve a number of risks and uncertainties including, but not limited to, the risk that Proxim's revenue outlook for the second and third quarters of 2003, including the product mix and gross margins, are not accurate and the expense reduction measures are inadequate to meet the decreased quarterly revenue breakeven point, that the review, evaluation and implementation of expense reduction measures cannot be effectively


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completed the second quarter of 2003, and that the effects of the expense reduction measures are not realized in the third quarter of 2003, resulting in additional operating losses. For additional information regarding risks relating to Proxim's business, see Proxim Corporation's Form 10-K for the year ended December 31, 2002, and subsequent Forms 8-K, and other relevant materials filed by Proxim with the SEC.

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                               PROXIM CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                        MARCH 28,     DECEMBER 31,
                           ASSETS                          2003           2002
                                                        ---------      ---------
Current assets:
  Cash and marketable securities                        $  16,421      $  17,048
  Accounts receivable, net                                 29,155         30,535
  Inventories, net                                         39,768         36,799
  Other current assets                                      3,005          4,657
                                                        ---------      ---------
    Total current assets                                   88,349         89,039
Property and equipment, net                                 9,392         10,110
Goodwill and other intangibles, net                        66,152         71,652
Restricted cash                                             2,489          2,489
Other long-term assets                                      3,434          4,133
                                                        ---------      ---------
                                                        $ 169,816      $ 177,423
                                                        =========      =========
LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK
              AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                      $  19,998      $  18,147
  Other current liabilities                                17,127         16,917
                                                        ---------      ---------
    Total current liabilities                              37,125         35,064
Long-term debt                                                101            101
Restructuring accruals, long-term portion                  25,565         26,579
                                                        ---------      ---------
    Total liabilities                                      62,791         61,744
                                                        ---------      ---------
Series A mandatorily redeemable preferred stock            66,702         64,412
                                                        ---------      ---------
Capital stock                                             315,239        315,868
Deferred stock compensation                                    --             --
Unrealized gain on investments                                795            307
Accumulated deficit                                      (268,658)      (259,380)
Deemed preferred stock dividend                            (2,740)        (2,740)
Accretion of series A preferred stock                      (3,415)        (1,890)
Less: Notes receivable from employees                        (898)          (898)
                                                        ---------      ---------
  Total stockholders' equity                               40,323         51,267
                                                        ---------      ---------
                                                        $ 169,816      $ 177,423
                                                        =========      =========


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                               PROXIM CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                              GAAP                         PRO FORMA
                                                       THREE MONTHS ENDED              THREE MONTHS ENDED
                                                   -------------------------       -------------------------
                                                   MARCH 28,       MARCH 29,       MARCH 28,       MARCH 29,
                                                   ---------       ---------       ---------       ---------
                                                      2003            2002            2003            2002
                                                   ---------       ---------       ---------       ---------
Product revenue                                    $  34,029       $  25,414       $  34,029       $  25,414
License revenue                                        6,000              --           6,000              --
                                                   ---------       ---------       ---------       ---------
    Total revenue                                     40,029          25,414          40,029          25,414
Cost of revenue                                       20,928          14,662          20,928          14,662
Provision for excess and obsolete inventory               --          12,659              --              --
                                                   ---------       ---------       ---------       ---------
  Gross profit (loss)                                 19,101          (1,907)         19,101          10,752
Research and development                               7,883           4,549           7,883           4,549
Selling, general and administrative                   12,095           8,750          12,095           8,750
Legal expense                                          3,000              --           3,000              --
Amortization of goodwill and intangible assets         5,500             144              --              --
Amortization of deferred stock compensation               --             245              --              --
Restructuring charges                                     --          35,378              --              --
Purchased in-process research and development             --           4,536              --              --
                                                   ---------       ---------       ---------       ---------
  Loss from operations                                (9,377)        (55,509)         (3,877)         (2,547)
Interest income                                           99             131              99             131
                                                   ---------       ---------       ---------       ---------
  Loss before income taxes                            (9,278)        (55,378)         (3,778)         (2,416)
Income tax provision (benefit)                            --           3,224          (1,133)           (604)
                                                   ---------       ---------       ---------       ---------
  Net loss                                            (9,278)        (58,602)         (2,645)         (1,812)
Accretion of Series A Preferred Stock                 (1,525)             --              --              --
                                                   ---------       ---------       ---------       ---------
  Net loss attributable to common stockholders     $ (10,803)      $ (58,602)      $  (2,645)      $  (1,812)
                                                   =========       =========       =========       =========

Net loss per share - basic and diluted             $   (0.09)      $   (0.96)      $   (0.02)      $   (0.03)
                                                   =========       =========       =========       =========
Weighted average common shares                       120,274          61,275         120,274          61,275
                                                   =========       =========       =========       =========

As a percentage of revenue:

Gross margin                                            56.1%          -7.5%            56.1%           42.3%
Product margin                                          38.5%           42.3%           38.5%           42.3%
Research and development                                23.2%           17.9%           23.2%           17.9%
Selling, general and administrative                     35.5%           34.4%           35.5%           34.4%


USE OF PRO FORMA FINANCIAL INFORMATION

To supplement our consolidated financial statements presented on a GAAP basis, Proxim uses non-GAAP, or pro forma, measures of operating results, net income/loss and income/loss per share, which are adjusted to exclude certain costs, expenses, gains and losses that we believe are appropriate to enhance the overall understanding of our financial performance. These adjustments to our GAAP results are made with the intent of providing both management and investors a supplemental understanding of Proxim's underlying operational results and trends. Adjusted pro forma results are among the primary indicators management uses as a basis for planning and forecasting our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for Proxim's financial results prepared in accordance with generally accepted accounting principles in the United States.

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                               PROXIM CORPORATION
                      GAAP TO PRO FORMA LOSS RECONCILIATION
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                  FOR THE THREE MONTHS ENDED MARCH 28, 2003
                                                     GAAP          EXCLUDED      PRO FORMA
                                                   ---------      ---------      ---------
Product revenue                                    $  34,029      $      --      $  34,029
License revenue                                        6,000             --          6,000
                                                   ---------      ---------      ---------
    Total revenue                                     40,029             --         40,029
Cost of revenue                                       20,928             --         20,928
                                                   ---------      ---------      ---------
  Gross profit                                        19,101             --         19,101
Research and development                               7,883             --          7,883
Selling, general and administrative                   12,095             --         12,095
Legal expense                                          3,000             --          3,000
Amortization of goodwill and intangible assets         5,500          5,500             --
                                                   ---------      ---------      ---------
  Loss from operations                                (9,377)        (5,500)        (3,877)
Interest income                                           99             --             99
                                                   ---------      ---------      ---------
  Loss before income taxes                            (9,278)        (5,500)        (3,778)
Income tax provision (benefit)                            --          1,133         (1,133)
                                                   ---------      ---------      ---------
  Net loss                                            (9,278)        (6,633)        (2,645)
Accretion of Series A Preferred Stock                 (1,525)        (1,525)            --
                                                   ---------      ---------      ---------
  Net loss attributable to common stockholders     $ (10,803)     $  (8,158)     $  (2,645)
                                                   =========      =========      =========

Net loss per share - basic and diluted             $   (0.09)     $   (0.07)     $   (0.02)
                                                   =========      =========      =========
Weighted average common shares                       120,274        120,274        120,274
                                                   =========      =========      =========


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                               PROXIM CORPORATION
                      GAAP TO PRO FORMA LOSS RECONCILIATION
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                 FOR THE THREE MONTHS ENDED MARCH 29, 2002
                                                     GAAP        EXCLUDED      PRO FORMA
                                                   ---------     --------      --------
Product revenue                                    $ 25,414      $     --      $ 25,414
Cost of revenue                                      14,662            --        14,662
Provision for excess and obsolete inventory          12,659        12,659            --
                                                   --------      --------      --------
  Gross profit (loss)                                (1,907)      (12,659)       10,752
Research and development                              4,549            --         4,549
Selling, general and administrative                   8,750            --         8,750
Amortization of goodwill and intangible assets          144           144            --
Amortization of deferred stock compensation             245           245            --
Restructuring charges                                35,378        35,378            --
Purchased in-process research and development         4,536         4,536            --
                                                   --------      --------      --------
  Loss from operations                              (55,509)      (52,962)       (2,547)
Interest income                                         131            --           131
                                                   --------      --------      --------
  Loss before income taxes                          (55,378)      (52,962)       (2,416)
Income tax provision (benefit)                        3,224         3,828          (604)
                                                   --------      --------      --------
  Net loss                                         $(58,602)     $(56,790)     $ (1,812)
                                                   ========      ========      ========

Net loss per share - basic and diluted             $  (0.96)     $  (0.93)     $  (0.03)
                                                   ========      ========      ========
Weighted average common shares                       61,275        61,275        61,275
                                                   ========      ========      ========


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